UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2026

NSTS Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41232 (Commission File Number)	87-2522769 (I.R.S. Employer Identification No.)

700 S. Lewis Avenue Waukegan, Illinois (Address of Principal Executive Offices)	60085 (Zip Code)

(847) 336-4430
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NSTS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2026, Nathan E. Walker, Executive Vice President of NSTS Bancorp, Inc. (the “Company”), and Chief Executive Officer and President of the Company’s bank subsidiary, North Shore Trust and Savings (the “Bank”), passed away.

On April 9, 2026, Stephen G. Lear, President and Chief Executive Officer of the Company, was appointed Chief Executive Officer and President of the Bank. Mr. Lear has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Company since 2012, and Chairman of the Board of Directors of the Bank since 2012, and as a director since 2003. Mr. Lear previously served as Chief Executive Officer of the Bank from 1997 to 2022, when he was succeeded by Mr. Walker. There is no change to Mr. Lear’s compensation arrangements as a result of this appointment.

Item 8.01.	Other Events.

On April 9, 2026, the Company issued a press release announcing the recent passing of Mr. Walker. Mr. Walker served as President and Chief Executive Officer of the Bank and Executive Vice President of the Company since 2022. Mr. Walker began his career as a teller and, through dedication, leadership, and an unwavering commitment to our customers and communities, rose to serve as our CEO and President.

The Company is extremely grateful for Mr. Walker’s service and commitment to the Company and the Bank. His leadership, character, and commitment to North Shore Trust and Savings will continue to inspire us every day. The Company’s Board of Directors and management extend their sincerest condolences to Mr. Walker’s family.

On April 9, 2026, Stephen G. Lear, President and Chief Executive Officer of the Company was appointed Chief Executive Officer and President of the Bank.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTS Bancorp, Inc.

Date: April 9, 2026	By:	/s/ Stephen G. Lear
	Name:	Stephen G. Lear
	Title:	President and Chief Executive Officer

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